Exhibit 99.1

NEWS RELEASE

DAWSON GEOPHYSICAL AND TGC INDUSTRIES

ANNOUNCE EARLY

TERMINATION OF HART-SCOTT-RODINO WAITING PERIOD AND FILING OF JOINT PROXY STATEMENT/PROSPECTUS

MIDLAND, Texas and PLANO, Texas, November 17, 2014/PR Newswire/ — Dawson Geophysical Company (Dawson) (NASDAQ: DWSN) and TGC Industries, Inc. (TGC) (NASDAQ: TGE) today announced that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (HSR Act), has been granted in connection with the previously announced proposed strategic business combination between Dawson and TGC. Accordingly, the condition to the proposed business combination relating to the expiration or termination of the HSR Act waiting period has been satisfied.

Stephen Jumper, President and Chief Executive Officer of Dawson, said: “We are pleased to have completed this important milestone in the approval process for the proposed business combination between Dawson and TGC.  We expect to complete the SEC review process and to commence mailing of a joint proxy statement to our respective shareholders.  We look forward to holding our special meetings and, if we receive the requisite votes, eventually closing this transaction.”

On November 6, 2014, TGC filed with the Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 (Registration Statement) that included a joint proxy statement of Dawson and TGC that also constitutes a prospectus of TGC.

The transaction remains subject to certain other closing conditions, including the approval of the merger by Dawson’s shareholders, the approval of the issuance of shares by TGC in connection with the merger, the amendment to TGC’s certificate of formation to effect the name change of TGC to Dawson Geophysical Company and the one-for-three reverse stock split of TGC’s common shares by TGC’s shareholders, and the Registration Statement being declared effective by the SEC.

About Dawson Geophysical

Dawson Geophysical Company is the leading provider of U.S. onshore seismic data acquisition services as measured by the number of active data acquisition crews. Founded in 1952, Dawson acquires and processes 2D, 3D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators as well as providers of multi-client data libraries.

About TGC Industries

TGC Industries, Inc., based in Plano, Texas, is a provider of seismic data acquisition services with operations throughout the continental United States and Canada. TGC has branch offices in Houston, Midland, Oklahoma City and Calgary.

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Safe Harbor Provisions

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson Geophysical Company and TGC Industries, Inc. caution that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect Dawson’s or TGC’s actual results of operations. These risks include but are not limited to the possibility that the transaction does not close when expected or at all because required shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Dawson and TGC; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; industry competition; reduced utilization; delays, reductions or cancellations of service contracts; high fixed costs of operations and high capital requirements; external factors affecting Dawson’s or TGC’s crews such as weather interruptions and inability to obtain land access rights of way; whether either company enters into turnkey or dayrate contracts; crew productivity; the limited number of clients; credit risk related to clients; and the availability of capital resources. A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Form 10-K for the fiscal year ended September 30, 2013, and with respect to TGC, is set forth in the Registration Statement on Form S-4 filed by TGC on November 6, 2014. Dawson and TGC disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information For Investors and Shareholders

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transactions contemplated by the merger agreement, including, with respect to Dawson, the proposed merger and, with respect to TGC, the proposed issuance of TGC common stock in the merger and an amendment to TGC’s certificate of formation, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration. On November 6, 2014, TGC filed with the SEC a registration statement on Form S-4 that included a joint proxy statement of Dawson and TGC that also constitutes a prospectus of TGC. After the registration statement has been declared effective and subject to the terms of the merger agreement, Dawson and TGC will mail the joint proxy statement/prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON

AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may currently obtain free copies of the joint proxy statement/prospectus filed on November 6, 2014, and will be able to obtain free copies of any amendments to the joint proxy statement/prospectus and other documents containing important information about Dawson and TGC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC.

Participants in the Proxy Solicitation

Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on December 18, 2013, as well as subsequent periodic reports filed with the SEC. Information about the directors and officers of TGC is set forth in the joint proxy statement/prospectus. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC when they become available.

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Dawson Contact	TGC Contact
Dawson Geophysical Company	TGC Industries, Inc.
Stephen C. Jumper	Wayne Whitener
President & CEO	President & CEO
Christina W. Hagan	(972) 881-1099
CFO	www.tgcseismic.com
(800) 332-9766
www.dawson3d.com

Company Contact	Company Contact
EnerCom, Inc.	Dennard-Lascar Associates
Anthony D. Andora	Jack Lascar
(720) 317-8927	(713) 529-6600